SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 4, 2003

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                       STARTECH ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Colorado                       0-25312                84-1286576

 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


           15 Old Danbury Road
                Suite 203                                             06897
                Wilton, CT                                          (Zip code)
  (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 762-2499

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                       Startech Environmental Corporation
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
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Item 5      .................................................................3

Item 7      .................................................................3

Signature....................................................................4




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

Item 5.

      On September 4, 2003, Startech Environmental Corporation, a Colorado corporation, issued a press release announcing the appointment of Nicholas S. Perna, Joseph A. Equale, Kenneth J. Slepicka and Douglas R. Ballew to the Board of Directors, effective October 1, 2003. A copy of Startech's press release is attached hereto as Exhibit 99.1.

Item 7.       Exhibits.

Exhibit No.   Description
-----------   -----------

99.1 Press Release, dated September 4, 2003, entitled "Startech Environmental Corporation (OTC:BB "STHK") announces appointments to the Board of Directors."




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Startech Environmental Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2003

                                 Startech Environmental Corporation



                                 By: /s/ Joseph F. Longo
                                    -----------------------------
                                     Joseph F. Longo
                                     Chief Operating Officer




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